                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) August 1, 1998


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)


          California                  000-23815                77-0378956
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                   Identification No.)



7060 N. Fresno, Fresno, California                                 93720
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).


Exhibit Index at Page 4                                        Page 1 of 5 pages

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          The registrant's Board of Director's has approved the dismissal of Deloitte & Touche LLP as the registrant's independent accountant effective August 1, 1998. There were no disagreements with Deloitte & Touche LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.
          During the past two years the accountant's report contained no adverse opinion or disclaimer of opinion nor was it qualified as to uncertainty, audit scope or accounting principles. The decision to dismiss Deloitte & Touche LLP was a recommendation made by the registrant's Board Audit Committee to the registrant's Board of Directors. The registrant has engaged KPMG Peat Marwick LLP as principal accountant to audit the registrant's financial statements effective August 1, 1998. The registrant has requested Deloitte & Touche LLP to furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant in response to this disclosure. A copy of the letter from Deloitte & Touche LLP is attached as Exhibit 99.1.


Item 5.   OTHER EVENTS.

          None

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)  Deloitte & Touche LLP Letter

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   REGENCY BANCORP



Date:     August 5, 1998           /s/ STEVEN R. CANFIELD
                                   ----------------------
                                   Steven R. Canfield
                                   Executive Vice President and
                                   Chief Financial Officer

                                   EXHIBIT INDEX


                                                               SEQUENTIALLY
                                                               ------------
  EXHIBIT NUMBER                 DESCRIPTION                    PAGE NUMBER
  --------------                 -----------                    -----------
       99.1               Deloitte & Touche Letter                   5
















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